EXHIBIT 23
CONSENT OF RYDER SCOTT COMPANY


                       [LETTERHEAD OF RYDER SCOTT COMPANY]

                                LETTER OF CONSENT

     We do hereby consent to the use of our name in "Item 2. Properties" and "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" of the Annual Report on Form 10-K of Chaparral Resources, Inc. for the year ended December 31, 2002.



                                                /s/ Ryder Scott Company, L.P.
                                                -----------------------------
                                                RYDER SCOTT COMPANY, L.P.



Houston, Texas
March 28, 2003